SUB-ITEM 77Q1: Exhibits

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

Amendment No. 38 to the Agreement and Declaration of Trust effective March 9, 2016 is hereby incorporated by reference to Exhibit (a)(39) in Registrant’s Post-Effective Amendment No. 112 filed with the Commission on March 10, 2016 (Accession No. 0001193125-16-500061).

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